©2026 Castle Biosciences 1 Empowering people, informing care decisions Preliminary Unaudited Fourth Quarter and Year-End Results 2025 January 2026

©2026 Castle Biosciences 2 Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning: our positioning for continued growth and value creation; our estimated U.S. total addressable market for our commercially available tests; our ongoing studies generating data and their impact on driving adoption of our tests; study observations and interpretations of study data, including conclusions about the benefits and impact of our tests on treatment decisions and patient outcomes; our ability to advance penetration of our tests with clinicians and payers; our ability to carry out our commercial strategies; test volume growth expectations; and the timing and achievement of program milestones. The words “anticipates,” “can,” “could,” “estimates,” “expects,” “guidance,” “may,” “potential,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements, including, without limitation: our estimates and assumptions underlying our estimated U.S. total addressable market for our commercially available tests; our assumptions or expectations regarding continued reimbursement for our products and subsequent coverage decisions; Novitas’ local coverage determination signifying non-coverage by Medicare of our DecisionDx-SCC test; our estimated total addressable markets for our products and product candidates; the expenses, capital requirements and potential needs for additional financing, the anticipated cost, timing and success of our product candidates; our plans to research, develop and commercialize new tests; our ability to successfully integrate new businesses, assets, products or technologies acquired through acquisitions; the effects of macroeconomic events and conditions, including inflation and monetary supply shifts, tariffs and disruptions to trade, labor shortages, liquidity concerns at, and failures of, banks and other financial institutions or other disruptions in the banking system or financing markets and recession risks, supply chain disruptions, outbreaks of contagious diseases and geopolitical events (such as the ongoing conflicts in the Middle East and Ukraine-Russia conflict), among others, on our business and our efforts to address its impact on our business; the possibility that subsequent study or trial results and findings may contradict earlier study or trial results and findings or may not support the results discussed in this presentation, including with respect to the diagnostic and prognostic tests discussed in this presentation; our planned installation of additional equipment and supporting technology infrastructures and implementation of certain process efficiencies may not enable us to increase the future scalability of our TissueCypher Test; the possibility that actual application of our tests may not provide the anticipated benefits to patients; the possibility that our newer gastroenterology and mental health franchises may not contribute to the achievement of our long-term financial targets as anticipated; and the risks set forth under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and our Quarterly Report on Form 10-Q for the three months ended September 30, 2025, each filed with the SEC, and in our other filings with the SEC. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements, except as may be required by law.

©2026 Castle Biosciences 3 Registered Trademarks DecisionDx-Melanoma, DecisionDx-CMSeq, i31-SLNB, i31-ROR, DecisionDx-SCC, MyPath Melanoma, AdvanceAD-Tx, TissueCypher, DecisionDx-UM, DecisionDx-PRAME and DecisionDx-UMSeq are trademarks of Castle Biosciences, Inc. Preliminary Results Castle Biosciences has not completed the preparation of its financial statements for the fourth quarter or year ended December 31, 2025. The preliminary, unaudited information presented herein for the quarter and year ended December 31, 2025 is based on management’s initial review of the information presented and its current expectations and is subject to adjustment as a result of, among other things, the completion of the Company’s end-of-period reporting processes and related activities, including the audit by the Company’s independent registered public accounting firm of the Company’s financial statements. As such, any financial information contained in this presentation may differ materially from the information reflected in the Company’s financial statements as of and for the year ended December 31, 2025. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of and for the quarter and year ended December 31, 2025. Accordingly, undue reliance should not be placed on this preliminary information.

©2026 Castle Biosciences 4 Clinical portfolio and pipeline tests Franchise Test Indication/Utility ~U.S. TAM1/Use Population Discovery Development Commercial Dermatology Cutaneous melanoma/ risk of sentinel lymph node positivity, recurrence & metastasis ~$540M/ 130k patients w/ invasive CM Cutaneous squamous cell carcinoma/ risk of metastasis & local recurrence; likelihood of benefit from ART ~$820M/ 200k patients with high-risk SCC Ambiguous melanocytic lesions/ malignant potential ~$600M/ 300k patients w/ ambiguous lesions Atopic dermatitis/ therapy guidance ~$33B/ 13.2 million patients ages 12+ in U.S. one- year prevalence SciBase collaboration pipeline test Atopic dermatitis/ prediction of flares Gastroenterology Barrett’s esophagus/ risk of progression to high-grade dysplasia or esophageal adenocarcinoma ~$1B Pipeline test (non-endoscopic collection device) GI disease/ diagnostic test Ophthalmology Uveal melanoma/ risk of metastasis ~$10M 1U.S. TAM= Total addressable market based on estimated patient population assuming average reimbursement rate among all payors.

©2026 Castle Biosciences 5 Preliminary Fourth Quarter and Year-end 2025 Performance Results1 (unaudited) 4Q25 4Q24 2025 2024 Revenue To be announced $86.3 million Expected to exceed $340 million, above the previously guided range of $327-335 million2 $332.1 million Cash, cash equivalents & marketable investment securities As of 12/31/25 ~$300 million (expected) Total Test Reports 27,236 24,071 105,053 96,071 • DecisionDx- Melanoma 10,022 8,672 39,083 36,008 • TissueCypher 11,803 6,672 39,014 20,956 • DecisionDx-SCC3 3,971 4,299 17,294 16,348 • MyPath Melanoma 1,045 879 4,288 3,909 • DecisionDx-UM 395 424 1,769 1,699 • IDgenetix4 0 3,125 3,605 17,151 1. Castle expects to report its audited consolidated financial statements and complete financial and operational results for its fiscal year ended December 31, 2025, in February 2026. 2. Castle previously provided guidance for full-year 2025 total revenue of between $327-335 million on November 3, 2025. 3. Affecting fourth quarter and twelve months ended December 31, 2025 revenue and test report volume was the change in Medicare coverage effective April 24, 2025, and re-focus of our commercial efforts. 4. The Company discontinued its IDgenetix test offering effective May 2025.

©2026 Castle Biosciences 6 Preliminary Unaudited Fourth Quarter and Full–Year 2025 Results Highlights1 1 Announced launch of AdvanceAD-Tx, the Company’s test designed to guide systemic therapy decision making in patients ages 12 and older with moderate-to-severe atopic dermatitis 5 2025 year-end cash, cash equivalents & marketable investment securities expected to be approximately $300 million Achieved provided guidance of high single-digit percentage volume growth at 9% for DecisionDx-Melanoma for full year 2025 over 2024 6 Recognized by the Houston Chronicle as a Houston Top Workplace, which celebrates people-focused, standout workplace cultures 2 3 1. Castle expects to report its audited consolidated financial statements and complete financial and operational results for its fiscal year ended December 31, 2025, in February 2026. 4 1 Total test reports for our core revenue drivers (DecisionDx-Melanoma, TissueCypher) increased 42% in Q4 2025 year over year, driving 37% growth for full year 2025 Delivered 86% volume growth for TissueCypher for the full year 2025 compared to the full year 2024

©2026 Castle Biosciences 7 Thank You